GOING CONCERN	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

2. GOING CONCERN

The Company’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations. The Company incurred net losses of US$2.07 million, US$3.16 million and US$3.15 million for the years ended December 31, 2023, 2024 and 2025, respectively. Net cash used in operating activities were US$1.32 million, US$3.11 million and US$1.19 million for the years ended December 31, 2023, 2024 and 2025, respectively. During the year ended December 31, 2025, the Company received US$10.0 million in shareholder capital contribution, which was invested in time deposit with restriction in use. As of December 31, 2025, our accumulated deficits were US$16.30 million, with a working capital surplus of US$2.37 million. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to reduce or eliminate its net losses for the foreseeable future. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has historically depended on financing from bank, related parties and third-party investors to support its operations. The Company’s future operations are dependent upon equity or debt financing and its ability to generate profits through operations at an indeterminate time in the future. The Company cannot assure that it will be successful in completing an equity or debt financing or in achieving or maintaining profitability in the near term. The Company’s financial statements do not give effect to any adjustments relating to the carrying values and classification of assets and liabilities that would be necessary should the Company be unable to continue as a going concern.